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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) April 28, 1996

                                 SYSTEMED INC.
             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

          0-5118                                            95-2544661
(Commission File Number)                    (I.R.S. Employer Identification No.)

 970 W. 190 ST., TORRANCE, CALIFORNIA                        90502
(Address of Principal Executive Offices)                   (Zip Code)

                                  310 538-5300
              (Registrant's Telephone Number, Including Area Code)

         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.         OTHER EVENTS.

        On April 28, 1996, Registrant entered into an Agreement and Plan of Merger ("Agreement") by and among Registrant, Merck & Co., Inc. ("Merck"), Merck-Medco Managed Care, Inc. ("Medco") and S Acquisition Corp. (Subsidiary"). Subject to the approval of Registrant's shareholders and the appropriate government agencies and other conditions, Registrant will merge with and into Subsidiary, with Registrant being the surviving corporation. Subsidiary is a wholly owned subsidiary of Medco.

        The Agreement provides that upon consummation of the merger, each share of Registrant's Common Stock, par value $.001 per share, issued and outstanding shall be converted into the right to receive $3 cash.
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ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

                (a)     Not applicable.

                (b)     Not applicable.

                (c)     Exhibits.

                The following exhibit is filed with this report:

                2. Agreement and Plan of Merger dated April 28, 1996 by and among Merck & Co., Inc., Merck-Medco Managed Care, Inc., S Acquisition Corp., and Systemed Inc.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            SYSTEMED INC.
                                            (Registrant)

Date May 3, 1996                          By:  /s/ KENNETH J. KAY
                                               --------------------------------
                                               Kenneth J. Kay
                                               Senior Vice President,
                                               Finance and Administration,
                                               and Chief Financial Officer